Commitments, Guarantees, and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments, Guarantees, and Contingencies
Commitments, Guarantees, and Contingencies

Commitments

AltaGas has long-term natural gas purchase and transportation arrangements, propane purchase agreements, electricity purchase arrangements, service agreements, pipeline and storage contracts, capital commitments, environmental commitments, merger commitments, and operating leases for office space, office equipment, rail cars, and automobile equipment, all of which are transacted at market prices and in the normal course of business.

Future payments of these commitments as at December 31, 2019 are estimated as follows:

	2020	2021	2022	2023	2024	2025 & beyond	Total
Gas purchase (a)	$2,374.0	$2,488.2	$2,323.6	$2,076.1	$1,959.5	$22,772.0	$33,993.4
Propane purchase (b)	220.2	127.2	94.9	86.5	58.4	127.1	714.3
Electricity purchase (c)	567.2	318.1	160.0	56.4	11.0	0.4	1,113.1
Service agreements (d) (e) (f)	58.7	44.0	28.2	23.4	22.9	309.1	486.3
Pipeline and storage services (g)	721.2	652.5	627.8	600.4	550.5	3,876.7	7,029.1
Capital projects (h)	6.9	—	—	—	—	—	6.9
Operating leases (i)	27.8	27.1	26.5	24.5	20.1	100.1	226.1
Environmental (j)	6.5	4.3	1.0	1.0	0.6	0.4	13.8
Merger commitments (k)	8.2	3.8	1.9	1.9	1.9	4.3	22.0
	$3,990.7	$3,665.2	$3,263.9	$2,870.2	$2,624.9	$27,190.1	$43,605.0

(a)
AltaGas enters into contracts to purchase natural gas from various suppliers for its utilities. These contracts are used to ensure that there is an adequate supply of natural gas to meet the needs of customers and to minimize exposure to market price fluctuations. Gas purchase commitments are valued based on forward prices, which may fluctuate significantly from period to period.

(b)
AltaGas enters into contracts to purchase propane for its operations at RIPET. These contracts are used to ensure that there is an adequate supply of propane to meet shipment commitments and to minimize exposure to market price fluctuations. Propane purchase commitments are valued based on forward prices, which may fluctuate significantly from period to period.

(c)
AltaGas enters into contracts to purchase electricity from various suppliers for its non-utility business. Electricity purchase commitments are based on existing fixed price and fixed volume contracts, and include US$17.4 million of commitments related to renewable energy credits.

(d)
In 2014, AltaGas' Blythe facility entered into a Long-Term Service Agreement (LTSA) with Siemens to complete various upgrade and maintenance services on the Combustion Turbines (CT) at the Blythe facility over 124,000 equivalent operating hours per CT, or 25 years, whichever comes first. The LTSA has variable fees on a per equivalent operating hour basis. As at December 31, 2019, the total commitment was $167.9 million payable over the next 16 years, of which $45.4 million is expected to be paid over the next five years.

(e)	In 2017, AltaGas entered into a 12-year service agreement for tug services to support the marine operations of RIPET.

(f)
In 2015, AltaGas entered into a Project Agreement that contemplated the sublease of lands from Ridley Terminals Inc. (RTI), provision of certain terminal services, and access to RTI's terminal facilities to support RIPET's operations for an initial term of 20 years ending in 2039. In 2019, RILE LP and RTI executed a Terminal Services Agreement that formalized the concepts outlined in the Project Agreement.

(g)	Pipeline and storage commitments include minimum payments for natural gas transportation, storage and peaking contracts that have expiration dates through 2044.

(h)	Commitments for capital projects. Estimated amounts are subject to variability depending on the actual construction costs.

(i)	Operating leases include lease arrangements for office spaces, vehicles, rail cars, land, and office and other equipment.

(j)	Environmental commitments include committed payments related to certain environmental response costs.

(k)
Represents the estimated future payments of merger commitments that have been accrued but not paid. In addition, there are certain additional merger commitments that will be expensed when costs are incurred in the future, including the investment of up to US$70 million over a ten year period to further extend natural gas service, investment of US$8 million for leak mitigation within three years of the merger, hiring damage prevention trainers in each jurisdiction for a total of US$2 million over five years, and developing 15 megawatts of either electric grid energy storage or Tier 1 renewable resources within five years. As at December 31, 2019, the cumulative amount of merger commitments that have been expensed but not yet paid is approximately US$17 million.

Guarantees

AltaGas has guaranteed payments primarily for certain commitments on behalf of some of its subsidiaries. AltaGas has also guaranteed payments for certain of its external partners. As at December 31, 2019, AltaGas has no guarantees to external parties.

Contingencies

AltaGas and its subsidiaries are subject to various legal claims and actions arising in the normal course of business. While the final outcome of such legal claims and actions cannot be predicted with certainty, the Corporation does not believe that the resolution of such claims and actions will have a material impact on the Corporation’s consolidated financial position or results of operations.

Antero Contract

In June 2019, a jury trial was held in the County Court for Denver, Colorado to consider a contractual dispute relating to gas pricing between Washington Gas and WGL Midstream (together, the Companies) and Antero Resources Corporation (Antero). Following the trial, the jury returned a verdict in favor of Antero for approximately US$96 million, of which approximately US$11 million was against Washington Gas with the remainder against WGL Midstream. Following the official entry of the judgment, the Companies filed an appeal on August 16, 2019.

AltaGas recorded a net reduction to the acquired working capital of WGL of approximately US$45 million to account for the verdict in favor of Antero net of tax and other expected recoveries. Expected recoveries include a $33.1 million receivable recorded in "Long-term investments and other assets" on the Consolidated Balance Sheets for amounts expected to be recovered under a commercial arrangement with a third party.

Silver Spring, Maryland Incident

On April 23, 2019, the National Transportation and Safety Board (NTSB) held a hearing during which it found, among other things, that the probable cause of the August 10, 2016, explosion and fire at an apartment complex on Arliss Street in Silver Spring, Maryland “was the failure of an indoor mercury service regulator with an unconnected vent line that allowed natural gas into the meter room where it accumulated and ignited from an unknown ignition source. Contributing to the accident was the location of the mercury service regulators where leak detection by odor was not readily available.” Washington Gas disagrees with the NTSB’s probable cause findings. Following this hearing, on June 10, 2019, the NTSB issued an accident report.

A total of 37 civil actions related to the incident were filed against WGL and Washington Gas in the Circuit Court for Montgomery County, Maryland. All of these suits sought unspecified damages for personal injury and/or property damage. All personal injury and property damage claims asserted by residents at the Flower Branch Apartments have been settled and paid. Washington Gas has been reimbursed by its insurers for the amounts paid in the settlements.

In connection with the incident, on September 5, 2019, the PSC of MD ordered Washington Gas, within 30 days, to (i) provide a detailed response to the NTSB’s probable cause findings and (ii) provide evidence regarding the status of a 2003 mercury regulator replacement program and, if the program was not completed, to show cause why the PSC of MD should not impose a civil penalty on Washington Gas. On November 18, 2019, the Technical Staff of the PSC of MD, the MD Office of People’s Counsel (OPC), Montgomery County, MD and the Apartment and Office Building Association of Metropolitan Washington (AOBA) filed written comments on Washington Gas' response to the Show-Cause Order. Technical Staff commented that the PSC of MD may impose a civil penalty but did not expressly recommend same. Montgomery County, MD, OPC and AOBA requested that the PSC of MD impose a civil penalty on Washington Gas. On December 17, 2019, the PSC of MD held a public hearing near the apartment complex at Arliss Street, at which some residents requested that Washington Gas accelerate and complete its mercury service regulator program and that Washington Gas absorb the cost of same. Washington Gas intends to file comments with the PSC of MD responding to all written comments and resident testimony. Management believes that the likelihood of a civil penalty is probable and has accrued US$0.3 million to reflect the minimum liability expected to result from the proceeding. Though Washington Gas is unable to estimate the maximum possible penalty, other parties recommended penalties ranging from US$32 million (AOBA, which argued that Washington Gas should absorb all costs of removal and relocation of mercury service regulators) to US$123.3 million (OPC, which argued that Washington Gas should absorb all costs of removal and relocation of mercury service regulators and pay a fine of US$25,000 per day for each day mercury service regulators remain on Washington Gas’ system).